UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 29, 2005
U.S. BANCORP
(Exact name of registrant as specified in its charter)
1-6880
(Commission File Number)

DELAWARE	41-0255900
(State or other jurisdiction	(I.R.S. Employer
of incorporation)	Identification Number)
800 Nicollet Mall
Minneapolis, Minnesota 55402
(Address of principal executive offices and zip code)
(651) 466-3000
(Registrant’s telephone number, including area code)
(not applicable)
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
INDEX TO EXHIBITS
Underwriting Agreement
U.S. Bancorp Underwriting Agreement Standard Provisions
Second Supplemental Indenture
First Amended and Restated Trust Agreement
Second Amended and Restated Trust Agreement
Guarantee Agreement

ITEM 8.01 OTHER EVENTS.
     U.S. Bancorp, a Delaware corporation (the “Company”), and USB Capital VIII, a statutory trust formed under the laws of the State of Delaware (the “Trust”), closed on December 29, 2005 the public offering of $375,000,000 aggregate principal amount of the Trust’s 6.35% Trust Preferred Securities (the “Capital Securities”), representing preferred beneficial interests in the Trust, pursuant to an Underwriting Agreement dated December 21, 2005, with Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc., as representatives (the “Representatives”) of the underwriters named in Schedule I thereto (collectively, the “Underwriters”), which incorporates by reference the U.S. Bancorp Underwriting Agreement Standard Provisions (Capital Securities) (December 21, 2005). The Capital Securities are fully, irrevocably and unconditionally guaranteed on a subordinated basis by the Company pursuant to a Guarantee Agreement (the “Guarantee”) between the Company and Wilmington Trust Company, as Guarantee Trustee. The proceeds from the sale of the Capital Securities, together with the proceeds from the sale by the Trust of its common securities, were invested by the Trust in 6.35% Income Capital Obligation Notes (the “ICONs”), due 2065, issued pursuant to a Junior Subordinated Indenture (the “Indenture”) dated April 28, 2005, as supplemented by the First Supplemental Indenture, dated August 3, 2005, between the Company and Delaware Trust Company, National Association, as further supplemented by the Second Supplemental Indenture, dated December 29, 2005, between the Company, Delaware Trust Company, National Association, as original trustee, and Wilmington Trust Company, as successor trustee. The Capital Securities, the ICONs and the Guarantee have been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3 (File No. 333-124535).
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d)	Exhibits.
1.1	Underwriting Agreement, dated December 21, 2005, between U.S. Bancorp, the Trust and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc., as Representatives of the Underwriters.

1.2	U.S. Bancorp Underwriting Agreement Standard Provisions (Capital Securities) (December 21, 2005).

4.1	Second Supplemental Indenture dated December 29, 2005, between U.S. Bancorp, Delaware Trust Company, National Association, as original trustee, and Wilmington Trust Company, as successor trustee (Annexes B and C to the Second Supplemental Indenture are set forth in Exhibits 4.5 and 4.6, respectively).

4.2	Specimen Capital Security Certificate (included as part of Exhibit 4.5).

4.3	Specimen 6.35% Income Capital Obligation Note (included as part of Exhibit 4.1).

4.4	First Amended and Restated Trust Agreement dated December 23, 2005 between U.S. Bancorp, Wilmington Trust Company, as Property Trustee and Delaware Trustee, and the Administrative Trustees named therein.

4.5	Second Amended and Restated Trust Agreement dated December 29, 2005 between U.S. Bancorp, Wilmington Trust Company, as Property Trustee and Delaware Trustee, and the Administrative Trustees named therein.

4.6	Guarantee Agreement dated December 29, 2005 between U.S. Bancorp and Wilmington Trust Company, as Guarantee Trustee.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Date: December 29, 2005

U.S. BANCORP

By:		/s/ Lee R. Mitau

	Name:	Lee R. Mitau
	Title:	Executive Vice President,
General Counsel and Secretary

INDEX TO EXHIBITS
1.1	Underwriting Agreement, dated December 21, 2005, between U.S. Bancorp, the Trust and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc., as Representatives of the Underwriters.

1.2	U.S. Bancorp Underwriting Agreement Standard Provisions (Capital Securities) (December 21, 2005).

4.1	Second Supplemental Indenture dated December 29, 2005, between U.S. Bancorp, Delaware Trust Company, National Association, as original trustee, and Wilmington Trust Company, as successor trustee (Annexes B and C to the Second Supplemental Indenture are set forth in Exhibits 4.5 and 4.6, respectively).

4.2	Specimen Capital Security Certificate (included as part of Exhibit 4.5).

4.3	Specimen 6.35% Income Capital Obligation Note (included as part of Exhibit 4.1).

4.4	First Amended and Restated Trust Agreement dated December 23, 2005 between U.S. Bancorp, Wilmington Trust Company, as Property Trustee and Delaware Trustee, and the Administrative Trustees named therein.

4.5	Second Amended and Restated Trust Agreement dated December 29, 2005 between U.S. Bancorp, Wilmington Trust Company, as Property Trustee and Delaware Trustee, and the Administrative Trustees named therein.

4.6	Guarantee Agreement dated December 29, 2005 between U.S. Bancorp and Wilmington Trust Company, as Guarantee Trustee.